FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock MuniYield New York Insured Fund, Inc. (MYN), BlackRock MuniHoldings New York Insured Fund, Inc. (MHN), BlackRock New York Municipal Bond Fund (BR-NY), BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE), The BlackRock NY Investment Quality Municipal Trust (RNY)

2.    Issuer: New York St Mtg Agy

3.    Date of Purchase: 5/25/2007

4.    Underwriter from whom purchased: UBS Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6. Aggregate principal amount of purchased (out of total offering): 4,500,000 out of 60,000,000.

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 4,500,000 out of 60,000,000.

8.    Purchase price (net of fees and expenses): 100.00

9.    Date offering commenced: 5/24/2007

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                YES    NO
                                                                   ---   ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended,
            which is being offered to the public, OR are
            Eligible Municipal Securities, OR are securities
            sold in an Eligible Foreign Offering OR are
            securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government
            securities.                                            [X]   [ ]

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

                                                                   YES    No
                                                                   ---   ---

      b.    The securities were purchased prior to the end
            of the first day on which any sales were made,
            at a price that was not more than the price paid
            by each other purchaser of securities in that
            offering or in any concurrent offering of the
            securities (except, in the case of an Eligible
            Foreign Offering, for any rights to purchase
            required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which
            the rights offering terminated.                        [X]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]   [ ]

      d.    The commission, spread or profit was reasonable
            and fair in relation to that being received by
            others for underwriting similar securities
            during the same period.                                [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such
            securities has been in continuous operation for
            not less than three years (including the
            operations of predecessors).                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit
            as a result of BlackRock's participation in the
            offering?                                              [X]   [ ]

Approved: Walter O'Connor                                          Date: 5/29/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock MuniYield New York Insured Fund, Inc. (MYN), BlackRock MuniHoldings New York Insured Fund, Inc. (MHN), BlackRock New York Municipal Bond Fund (BR-NY), BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE), The BlackRock NY Investment Quality Municipal Trust (RNY)

2.    Issuer: New York St Mtg Agy

3.    Date of Purchase: 5/25/2007

4.    Underwriter from whom purchased: UBS Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      4,500,000 out of 60,000,000.

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 4,500,000 out of 60,000,000.

8.    Purchase price (net of fees and expenses): 100.00

9.    Date offering commenced: 5/24/2007

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                YES    NO
                                                                   ---   ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended,
            which is being offered to the public, OR are
            Eligible Municipal Securities, OR are securities
            sold in an Eligible Foreign Offering OR are
            securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government
            securities.                                            [X]   [ ]

                                                                   YES    No
                                                                   ---   ---

      b.    The securities were purchased prior to the end
            of the first day on which any sales were made,
            at a price that was not more than the price paid
            by each other purchaser of securities in that
            offering or in any concurrent offering of the
            securities (except, in the case of an Eligible
            Foreign Offering, for any rights to purchase
            required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which
            the rights offering terminated.                        [X]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]   [ ]

      d.    The commission, spread or profit was reasonable
            and fair in relation to that being received by
            others for underwriting similar securities
            during the same period.                                [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such
            securities has been in continuous operation for
            not less than three years (including the
            operations of predecessors).                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit
            as a result of BlackRock's participation in the
            offering?                                              [X]   [ ]

Approved: Walter O'Connor                                          Date: 5/29/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: The BlackRock Pennsylvania Strategic Municipal Trust (BPS), BlackRock MuniYield Pennsylvania Insured Fund, Inc.
      (MPA), BlackRock MuniYield Insured Fund, Inc. (MYI), BlackRock California Insured Municipal Bond Fund (BR-CAINS), BlackRock National Municipal Fund (BR-NATL), BlackRock MuniYield California Insured Fund, Inc. (MCA2), BlackRock MuniHoldings Fund, Inc. (MHD), BlackRock MuniHoldings Fund II, Inc. (MUH), BlackRock MuniYield Fund, Inc. (MYD), BlackRock New York Municipal Income Trust II (BFY), BlackRock Virginia Municipal Bond Trust
      (BHV), BlackRock New Jersey Municipal Bond Trust (BLJ), BlackRock New Jersey Municipal Income Trust (BNJ), BlackRock New York Municipal Income Trust (BNY), BlackRock New York Municipal Bond Trust (BQH), BlackRock Delaware Municipal Bond Portfolio (BR-DE), BlackRock New Jersey Municipal Bond Fund (BR-NJMUNI), BlackRock New York Municipal Bond Fund (BR-NY), BlackRock Pennsylvania Municipal Bond Fund (BR-PAMUNI), BlackRock New York Insured Municipal Income Trust (BSE), BlackRock Insured Municipal Income Trust (BYM), BlackRock Maryland Municipal Bond Trust (BZM), BlackRock MuniEnhanced Fund, Inc. (MEN), BlackRock MuniYield Florida Insured Fund, Inc. (MFT), BlackRock MuniHoldings New York Insured Fund, Inc. (MHN), BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI), BlackRock MuniYield Quality Fund II, Inc. (MQT), BlackRock MuniYield Quality Fund, Inc. (MQY), BlackRock MuniHoldings Insured Fund II, Inc. (MUE), BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ), BlackRock MuniYield New Jersey Fund, Inc. (MYJ), BlackRock MuniYield New York Insured Fund, Inc.
      (MYN), BlackRock MuniYield Arizona Fund, Inc. (MZA), The BlackRock NJ Investment Quality Municipal Trust (RNJ), The BlackRock NY Investment Quality Municipal Trust (RNY).

2.    Issuer: Puerto Rico Sales Tax Financing Corporation

3.    Date of Purchase: 7/13/2007

4.    Underwriter from whom purchased: Goldman Sachs & Co.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      207,935,000 out of 2,667,603,572.60

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 218,335,000 out of
      2,667,603,572.60

8. Purchase price (net of fees and expenses): (Capital Appreciation) 2043 16.84, 2045 15.085, 2047 13.549, 2054 9.206, (Current Interest) 2057
      102.741

9.    Date offering commenced: 7/13/2007

10. Offering price at end of first day on which any sales were made: 2045 15.367, 20549.416

11.   Have the following conditions been satisfied:                YES    NO
                                                                   ---   ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended,
            which is being offered to the public, OR are
            Eligible Municipal Securities, OR are securities
            sold in an Eligible Foreign Offering OR are
            securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government
            securities.                                            [X]   [ ]

      b.    The securities were purchased prior to the end
            of the first day on which any sales were made,
            at a price that was not more than the price paid
            by each other purchaser of securities in that
            offering or in any concurrent offering of the
            securities (except, in the case of an Eligible
            Foreign Offering, for any rights to purchase
            required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which
            the rights offering terminated.                        [X]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]   [ ]

      d.    The commission, spread or profit was reasonable
            and fair in relation to that being received by
            others for underwriting
            similar securities during the same period.             [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such
            securities has been in continuous operation for
            not less than three years (including the
            operations of predecessors).                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit
            as a result of BlackRock's participation in the
            offering?                                              [X]   [ ]

Approved: Walter O'Connor                                          Date: 7/16/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE), BlackRock New York Municipal Income Trust II
      (BFY), BlackRock New York Municipal Income Trust (BNY), BlackRock New York Municipal Bond Trust (BQH), BlackRock New York Municipal Bond Fund (BR-NY), BlackRock New York Insured Municipal Income Trust (BSE), BlackRock MuniHoldings New York Insured Fund, Inc. (MHN), BlackRock MuniYield Insured Fund, Inc. (MYI), BlackRock MuniYield New York Insured Fund, Inc. (MYN), The BlackRock NY Investment Quality Municipal Trust
      (RNY), PI

2.    Issuer: New York State Thruway Authority

3.    Date of Purchase: 10/03/2007

4.    Underwriter from whom purchased: Citigroup Global Markets Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      $16,000,000 out of $1,008,910,000.

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $19,635,000 out of $1,008,910,000.

8. Purchase price (net of fees and expenses): 101.119-2010, 107.838-2015, 101.325-2016, 100.763-2017(4.0cpn), 108.446-2017(5.0cpn), 107.794-2019,
      105.058-2028, 104.304-2037.

9.    Date offering commenced: 10/03/2007

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                YES    NO
                                                                   ---   ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended,
            which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in
            an Eligible Foreign Offering OR are securities
            sold in an Eligible Rule 144A Offering OR part
            of an issue of government securities.                  [X]   [ ]

      b.    The securities were purchased prior to the end
            of the first day on which any sales were made,
            at a price that was not more than the price paid
            by each other purchaser of securities in that
            offering or in any concurrent offering of the
            securities (except, in the case of an Eligible
            Foreign Offering, for any rights to purchase
            required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which
            the rights offering terminated.                        [X]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]   [ ]

      d.    The commission, spread or profit was reasonable
            and fair in relation to that being received by
            others for underwriting similar securities
            during the same period.                                [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such
            securities has been in continuous operation for
            not less than three years (including the
            operations of predecessors).                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit
            as a result of BlackRock's participation in the
            offering?                                              [X]   [ ]

Received from: Walter O'Connor                                  Date: 10/04/2007

                                        2